Subsequent events	12 Months Ended
Dec. 31, 2017
Disclosure Text Block
Subsequent Events

Note 42 ─ Subsequent events

On February 14, 2018, Banco Popular de Puerto Rico, entered into an agreement to acquire and assume from Reliable Financial Services, Inc. and Reliable Finance Holding Company, subsidiaries of Wells Fargo & Company (“Wells Fargo”), certain assets and liabilities related to Wells Fargo’s auto finance business in Puerto Rico (“Reliable”).

As part of the transaction, Banco Popular will acquire approximately $1.5 billion in retail auto loans and $340 million in commercial loans. The acquired auto loan portfolio has credit characteristics that are similar to Banco Popular’s existing self-originated portfolio. Banco Popular will also acquire certain other assets and assume certain liabilities of Reliable.

The purchase price for the all-cash transaction is expected to be approximately $1.7 billion, reflecting an aggregate discount of 4.5% on the assets to be acquired. Banco Popular will fund the purchase price with existing liquidity. The transaction is not subject to the receipt by the parties of any further regulatory approvals. Subject to satisfaction of customary closing conditions, Popular anticipates the transaction to close during the second quarter of 2018.

On or after closing, Reliable employees will become employees of Banco Popular. Reliable will continue operating independently as a division of Banco Popular for a period of time after closing, before integrating Reliable’s operations with Popular Auto’s.

The Corporation will account for this transaction as a business combination under U.S. GAAP, in accordance with ASC 805.